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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement
on Form S-3 (File No. 333-       ) of our report dated April 22, 1998, on our
audit of the financial statements of Tweedy, Browne Company L.P. We also consent to the reference to our firm under the caption "Experts."

PricewaterhouseCoopers LLP

New York, New York

February 1, 1999